Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Mar 27,	Mar 28,
	2011	2010

Chicken Sales:
United States
Prepared Foods:
Foodservice	$445,257	$436,291
Retail	$123,761	$126,123
Total Prepared Foods	$569,019	$562,415

Fresh Chicken:
Foodservice	$512,931	$438,405
Retail	$267,742	$248,476
Total Fresh Chicken	$780,673	$686,880
Export and Other
Export:
Prepared Foods	$18,233	$16,683
Chicken	$170,098	$87,499
Total Export	$188,331	$104,183
Other Chicken By Products	$3,433	$3,541
Total Export and Other	$191,763	$107,723
Total U.S. Chicken	$1,541,454	$1,357,018

Mexico:	$172,938	$138,918
Total Chicken Sales	$1,714,392	$1,495,936

Total Prepared Foods	$587,251	$579,098

Sale of Other Products
U.S.	$168,824	$138,595
Mexico	$9,260	$8,387
Total Other Products	$178,084	$146,982
Total Net Sales	$1,892,476	$1,642,918

	Mar 27,	Mar 28,
	2011	2010

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	28.9%	32.2%
Retail	8.0%	9.3%
Total Prepared Foods	36.9%	41.5%

Fresh Chicken:
Foodservice	33.3%	32.3%
Retail	17.4%	18.3%
Total Fresh Chicken	50.7%	50.6%
Export and Other
Export:
Prepared Foods	1.2%	1.2%
Chicken	11.0%	6.4%
Total Export	12.2%	7.6%
Other Chicken By Products	0.2%	0.3%
Total Export and Other	12.4%	7.9%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	03/27/11	03/28/10
(in thousands except per share data)
Income Statement Data:
Net sales	$1,892,476	$1,642,918
Non-recurring recoveries	-	-
Asset impairment and restructuring charges	-	-
Gross margin	(53,110)	52,019
Goodwill Impairment	-	-
Selling, general and administrative expenses	53,666	48,601
Restructuring and related costs	-	35,819
Operating income (loss)	(106,776)	(32,401)
Interest expense, net	26,797	27,873
Miscellaneous, net	(3,806)	(2,325)
Loss on early extinguishment of debt	-	-
Restructuring items, net	-	20,719
Income (loss) before restructuring & income taxes from continuing operations	(129,767)	(78,668)
Income tax expense (benefit)	(9,872)	(33,304)
Income (loss) from continuing operations	(119,895)	(45,364)
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net income (loss)	(119,895)	(45,364)
Net income (loss) attributable to noncontrolling interest	865	183
Net income (loss) attributable to Pilgrim's Pride	$(120,760)	$(45,547)

Per Common Share Data:
Income (loss) from continuing operations	$(0.56)	$(0.21)
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$(0.56)	$(0.21)
Cash dividends	$-	$-
Book value	$4.47	$4.44

Balance Sheet Summary:
Working capital	$945,698	$538,271
Total assets	$3,191,915	$2,887,937
Notes payable and current maturities of long-term debt	$62,021	$50,347
Long-term debt, less current maturities	$1,397,068	$1,145,755
Total debt	$1,459,089	$1,196,102
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$958,306	$950,626

Cash Flow Summary:
Operating cash flow	$(102,403)	$(4,755)
Depreciation & amortization (a)	$50,852	$57,768
Capital expenditures	$63,960	$30,890
Business acquisitions	$-	$-
Financing activities, net	$118,986	$(152,646)

Cashflow Ratios:
EBITDA (b)	$(54,361)	$3,193
EBITDA (last four qtrs.)	$326,930	$332,266

Adjusted EBITDA	$(55,226)	$59,548
Adjusted EBITDA (last four qtrs.)	$367,132	$475,763

Key Indicators (as a percentage of net sales):
Gross margin	-2.8%	3.2%
Selling, general and administrative expenses	2.8%	3.0%
Opertaing income (loss)	-5.6%	-2.0%
Interest expense, net	1.4%	1.7%
Income (loss) from continuing operations	-6.3%	-2.8%
Net income (loss)	-6.3%	-2.8%

(a) Includes amortization of capitalized financing costs of approximately	$2,243	$3,780

(b) “EBITDA” is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies.  See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.  EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$(119,895)	$(45,364)
Add:
Income Tax Expense (benefit)	(9,872)	(33,304)
Interest expense, net	26,797	27,873
Depreciation and amortization from continued operations	50,852	57,768
Minus:
Amortization of capitalized financing costs	2,243	3,780
EBITDA	$(54,361)	$3,193
Add:
Restructuring charges, net	-	35,819
Reorganization items, net	-	20,719
Minus:
Net income (loss) attributable to noncontrolling interest	865	183
Adjusted EBITDA	$(55,226)	$59,548

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	3/27/2011	3/28/2010
Net Sales to Customers:
Chicken:
United States	$1,541,454	$1,357,019
Mexico	172,938	138,917
Sub-total	1,714,392	1,495,936

Other Products:
United States	168,824	138,595
Mexico	9,260	8,387
Sub-total	178,084	146,982
Total	$1,892,476	$1,642,918

Operating Income:
Chicken:
United States	$(118,981)	$(19,269)
Mexico	1,931	10,636
Sub-total	(117,050)	(8,633)

Other Products:
United States	8,710	10,905
Mexico	1,564	1,146
Sub-total	10,274	12,051
Restructuring Items, net	-	(35,819)
Total	$(106,776)	$(32,401)

Depreciation and Amortization: (a)
Chicken:
United States	$42,837	$51,340
Mexico	2,087	2,254
Sub-total	44,924	53,594

Other Products:
United States	3,642	4,118
Mexico	43	56
Sub-total	3,685	4,174
Total	$48,609	$57,768

Total Assets:
Chicken:
United States	$2,617,771	$2,360,558
Mexico	395,338	363,320
Sub-total	3,013,109	2,723,878

Other Products:
United States	174,876	160,682
Mexico	3,930	3,377
Sub-total	178,806	164,059
Total	$3,191,915	$2,887,937

Capital Expenditures:
Chicken:
United States	$62,174	$30,533
Mexico	1,732	11
Sub-total	63,906	30,544

Other Products:
United States	55	346
Mexico	-	-
Sub-total	55	346
Total	$63,961	$30,890

(a) Includes amortization of capitalized financing costs of approximately	$2,243	$3,780